SEPARATE ACCOUNT VA-P

OF

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2008

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The Board of Trustees of Pioneer Variable Contract Trust (the “Trust”) have authorized the liquidation of  the Pioneer Independence VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Small Cap Value VCT Portfolio of the Trust (the “Portfolio”).  As a result of the decision to pursue liquidation of the Portfolios, no new payment allocations or transfers may be made to the Sub-Accounts investing in the Portfolios after April 15, 2009.

On or about April 24, 2009 (the “Liquidation Date”), the Portfolios will cease operations.  Prior to the Liquidation Date, Contract owners with allocations invested in the Portfolios may transfer to any of the other investment options available under the Contract.  This transfer will be free of charge and will not count toward the number of free transfers that you may make each year.  You may call us at 800-688-9915 to make a transfer.

If we do not receive a transfer request from a Contract owner, any funds remaining in the Portfolios after the close of business on the day prior to the Liquidation Date will be transferred to the Pioneer Money Market VCT Portfolio, which is a money market fund. These funds will remain invested in the Pioneer Money Market VCT Portfolio until the Contract owner transfers the funds into another investment option.  For more information about the other investment options under the Contract, see the prospectus for the Pioneer Variable Contract Trust.

For more information, see the Prospectus Supplement for Pioneer Variable Contract Trust dated February 4, 2009.

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Supplement dated March 10, 2009

CWA Pioneer Vision I/II